Common Shares	12 Months Ended
Dec. 31, 2019
Equity [Abstract]
Common Shares	COMMON SHARES

During 2019 the Corporation issued approximately 4.1 million common shares under its at-the-market common equity program at an average price of $52.16 per share. The gross proceeds of $212 million ($209 million net of commissions) were used primarily to fund capital expenditures.

Also during 2019 the Corporation issued approximately 22.8 million common shares representing gross proceeds of $1,190 million ($1,167 million net of commissions) at a price of $52.15 per share. The net proceeds were used to redeem US$500 million of its outstanding 2.10% unsecured notes due on October 4, 2021, to repay credit facility borrowings, and for general corporate purposes.